================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549
                              ___________________

                                   FORM T-1
                              ___________________

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                             _____________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)
                              ___________________

                            SUNTRUST BANK, ATLANTA
              (Exact name of trustee as specified in its charter)

25 Park Place, N.E.
Suite 1100
Atlanta, Georgia                30303                     58-0466330
(Address of principal         (Zip Code)        (I.R.S. employer identification
executive offices)                                           number)
                              ___________________

                                 GEORGE HOGAN
                            SunTrust Bank, Atlanta
                              25 Park Place, N.E.
                                  24th Floor
                          Atlanta, Georgia 30303-2900
                                 404-588-7591
           (Name, address and telephone number of agent for service)
                              ___________________

                                COMDISCO, INC.
              (Exact name of obligor as specified in its charter)

                Delaware                               36-2687938
            (State or other                           (IRS employer
     jurisdiction of incorporation                 identification no.)
            or organization)

         6111 North River Road
           Rosemont, Illinois                             60018
(Address of principal executive offices)               (Zip Code)
                              ___________________

                            Senior Debt Securities
                      (Title of the indenture securities)

--------------------------------------------------------------------------------
                                                                    333-
--------------------------------------------------------------------------------
                                                   Registration No.
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1.   General information.
     -------------------

     Furnish the following information as to the trustee--

          Name and address of each examining or supervising authority to which it is subject.
          Department of Banking and Finance,
          State of Georgia
          Atlanta, Georgia

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

          Whether it is authorized to exercise corporate trust powers.
          Yes.

2.   Affiliations with obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.
     None.


16.  List of Exhibits.
     ----------------

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-25463).

     (2) A copy of the Certificate of Authority of the Trustee to Commence Business (included in Exhibit 1).

     (3) A copy of the Authorization of the Trustee to Exercise Corporate Trust Powers (included in Exhibit 1).

     (4) A copy of the existing By-laws of the Trustee (included in Exhibit 4 to Form T-1, Registration No. 333-25463).
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     (6)  The Consent of the Trustee required by Section 321(b) of the Trust
          Indenture Act of 1939.

     (7) A copy of the latest Report of Condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 1999.
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                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 23rd day of September, 1999.


                                   SUNTRUST BANK, ATLANTA



                                   By:  /s/ George Hogan
                                        ------------------
                                            George Hogan
                                            Vice President

                             EXHIBIT 1 TO FORM T-1



                            ARTICLES OF ASSOCIATION
                                      OF
                            SUNTRUST BANK, ATLANTA

                             EXHIBIT 2 TO FORM T-1



                           CERTIFICATE OF AUTHORITY
                                      OF
                            SUNTRUST BANK, ATLANTA
                             TO COMMENCE BUSINESS

                             EXHIBIT 3 TO FORM T-1



                                 AUTHORIZATION
                                      OF
                            SUNTRUST BANK, ATLANTA
                      TO EXERCISE CORPORATE TRUST POWERS

                             EXHIBIT 4 TO FORM T-1



                                    BY-LAWS
                                      OF
                            SUNTRUST BANK, ATLANTA

                             EXHIBIT 6 TO FORM T-1



                              CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Senior Debt Securities of Comdisco, Inc., SunTrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   SUNTRUST BANK, ATLANTA

                                   By:  /s/ George Hogan
                                      --------------------------------------
                                            George Hogan
                                            Vice President

                             EXHIBIT 7 TO FORM T-1



                              REPORT OF CONDITION

SUNTRUST BANK ATLANTA        Call Date: 6/30/99     State #: 130330    FFIEC 031
P.O. BOX 4418 CENTER 632     Vendor ID: D           Cert. #: 00867     RC-1
ATLANTA, GA 30302            Transit #: 61000104


Consolidated Report of Condition for Insured Commercial
And State-Chartered Savings Banks for June 30, 1999


All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                                                                                                           C400
Schedule RC - Balance Sheet
                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                    RCFD
1.   Cash and balances due from depository institutions (from Schedule RC-A):                             ----
     a.  Noninterest-bearing balances and currency and coin (1)........................................   0081       976,301
     b.  Interest-bearing balances (2).................................................................   0071        11,291
2.   Securities:
     a.  Held-to-maturity securities (from Schedule RC-B, column A)....................................   1754             0
     b.  Available-for-sale securities (from Schedule RC-B, column D)..................................   1773     3,195,671
3.   Federal funds sold and securities purchased under agreements to resell............................   1350     1,971,155
4.   Loans and lease financing receivables:                                          RCFD
                                                                                     ----
     a.  Loans and leases, net of unearned income (from Schedule RC-C)............   2122    13,394,948
     b.  LESS: Allowance for loan and lease losses................................   3123       133,428
     c.  LESS: Allocated transfer risk reserve....................................   3128             0
                                                                                                          RCFD
     d.  Loans and leases, net of unearned income,                                                        ----
         allowance, and reserve (item 4.a minus 4.b and 4.c)...........................................   2125    13,261,520
5.   Trading assets (from Schedule RC-D)...............................................................   3545        42,643
6.   Premises and fixed assets (including capitalized leases)..........................................   2145        99,503
7.   Other real estate owned (from Schedule RC-M)......................................................   2150           862
8.   Investments in unconsolidated subsidiaries and associated companies...............................   2130        12,664
     (from Schedule RC-M)
9.   Customers' liability to this bank on acceptances outstanding......................................   2155       335,127
10.  Intangible assets (from Schedule RC-M)............................................................   2143        13,992
11.  Other assets (from Schedule RC-F).................................................................   2160       212,301
12.  Total assets (sum of items 1 through 11)..........................................................   2170    20,133,030
-------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK ATLANTA                                   Call Date:  6/30/99               State #:             130330      FFIEC 031
P.O. BOX 4418 CENTER 632                                Vendor ID:  D                     Cert #:               00867         RC-2
ATLANTA, GA 30302                                       Transit #:  61000104

Schedule RC - Continued
                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,                                  RCON
       part I)______________________________________________________________________________                      ----
                                                                                              RCON                2200     7,091,113
                                                                                              ----
       (1) Noninterest-bearing (1)__________________________________________________________  6631 2,903,890
       (2) Interest-bearing_________________________________________________________________  6636 4,187,223
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,                         RCFN
                                                                                                                  ----
       part II)_____________________________________________________________________________  RCF                 2200     4,988,807
                                                                                              ---
       (1) Noninterest-bearing______________________________________________________________  6631         0
       (2) Interest-bearing_________________________________________________________________  6636 4,988,807      RCFD
                                                                                                                  ----
14. Federal funds purchased and securities sold under agreements to repurchase______________                      2800     3,770,733
                                                                                                                  RCON
                                                                                                                  ----
15. a. Demand notes issued to the U.S. Treasury_____________________________________________                      2840             0
                                                                                                                  RCFD
                                                                                                                  ----
    b. Trading liabilities (from Schedule RC-D)_____________________________________________                      3548             0
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less________________________________________                      2332       174,403
    b. With a remaining maturity of more than one year through three years__________________                      A547         2,577
    c. With a remaining maturity of more than three years___________________________________                      A548           107
17. Not applicable
18. Bank's liability on acceptances executed and outstanding________________________________                      2920       335,127
19. Subordinated notes and debentures(2)____________________________________________________                      3200       250,000
20. Other liabilities (from Schedule RC-G)__________________________________________________                      2930     1,163,188
21. Total liabilities (sum of items 13 through 20)__________________________________________                      2948    17,776,055
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus___________________________________________                      3838             0
24. Common stock____________________________________________________________________________                      3230        21,601
25. Surplus (exclude all surplus related to preferred stock)________________________________                      3839       703,406
26. a. Undivided profits and capital reserves_______________________________________________                      3632       680,588
    b. Net unrealized holding gains (losses) on available-for-sale securities_______________                      8434       951,380
    c. Accumulated net gains (losses) on cash flow hedges___________________________________                      4336             0
27. Cumulative foreign currency translation adjustments_____________________________________                      3284             0
28. Total equity capital (sum of items 23 through 27)_______________________________________                      3210     2,356,975
29. Total liabilities and equity capital (sum of items 21 and 28)___________________________                      3300    20,133,030
Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external                      RCFD       Number
                                                                                                                  ----
    auditors as of any date during 1998______________________________________________________                     6724          N/A

1 = Independent audit of the bank conducted in accordance               4 =  Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified                external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank                authority)
2 = Independent audit of the bank's parent holding company              5 =  Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing                 auditors
    standards by a certified public accounting firm which               6 =  Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but                external auditors
    not on the bank separately)                                         7 =  Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance          8 =  No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state chartering authority)
________
 (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
 (2) Includes limited-life preferred stock and related surplus.